SUB-ITEM 77(I)
                       TERMS OF NEW OR AMENDED SECURITIES

Part A and Part B to the Registrant's Registration Statement on Form N-2 is incorporated by reference as filed via EDGAR on February 27, 2002, accession number 0000950134-02-001657.